Minimum Lease Commitments	12 Months Ended
Dec. 31, 2011
Minimum Lease Commitments [Abstract]
Minimum Lease Commitments

(17) Minimum Lease Commitments

The Company occupies certain facilities under operating lease agreements. Gross rental expense related to the Company's operating leases was $7.9 million in 2011, $6.2 million in 2010 and $5.5 million in 2009. The Company also leases certain owned premises and receives rental income from such lease agreements. Gross rental income related to the Company's buildings totaled $3.8 million, $2.4 million and $2.2 million, in 2011, 2010 and 2009, respectively. The approximate minimum annual gross rental payments and gross rental income under noncancelable agreements for office space with remaining terms in excess of one year as of December 31, 2011, are as follows (in thousands):

	Payments	Income
2012	$4,189	$2,454
2013	3,989	2,157
2014	3,313	1,694
2015	2,933	1,541
2016	2,927	1,043
2017 and thereafter	9,011	1,513
Total minimum future amounts	$26,362	$10,402